SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report
                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2006

                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-29804                82-0255758
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)

          3755 Capital of Texas Highway Suite 160E, Austin Texas 78704
          ------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (512) 439-3900
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share

               3001 Bee Caves Road - Suite 250, Austin Texas 78746
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

        On April 4, 2006, the Registrant entered into a Loan Agreement (the "Loan Agreement") with Euro Financial Fidelity, Inc. ("EFF") which provides for a loan to the Registrant of $7,000,000 by June 15, 2006 (the "Loan"). The Loan will be represented by a ten year 6% promissory note (the "Note") providing for quarterly payments of accrued interest only commencing April 1, 2007 and a balloon payment of all accrued interest and principal on April 1, 2016. The Loan Agreement restricts the Registrant's use of the Loan proceeds to certain items agreed to by the Registrant and EFF. Payment of the Note and performance by the Registrant under the terms of the Loan Agreement are secured by 1,000 shares of newly authorized Series C Contingently Convertible Preferred Stock (the "Series C Stock"). Each share of Series C Stock is convertible into 56,000 shares of the Registrant's Common Stock (an aggregate of 56,000,000 shares) upon the Registrant's default under the Note and Loan Agreement, but otherwise has no voting rights, no rights to receive dividends nor any liquidation preference. Since the Registrant does not have sufficient shares of its common stock authorized to meet this contingent obligation, the Registrant agreed in the Loan Agreement to increase its authorized shares of common stock at its next shareholders' meeting. The Registrant will also takes such actions as are required to timely register the shares which are contingently issuable upon conversion of the Series C Preferred. Upon repayment of the Loan, the Series C Stock will have no further rights. The issuance of the Series C Stock was exempt from registration by reason of Section 4(2) of the Securities Act of 1933, as amended, as not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

        3.1 Certificate of Designation for Series C Contingently Convertible Preferred Stock .

        4.1     Specimen Certificate Series C Contingently Convertible Preferred
                Stock

        10.1    The Loan Agreement

        10.2    The Note

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2006

SecureCARE Technologies, Inc.

By: /s/ NEIL BURLEY
    -----------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer


By: /s/ ROBERT WOODROW
    -----------------------------------------
Name:   Robert Woodrow
Title:  President and Chief Executive Officer